Putnam
New York
Investment Grade
Municipal Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-98

[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Solid economic growth, favorable credit fundamentals, and rising tax revenues provided fertile ground for municipal bonds during the six months ended October 31, 1998. In addition, falling interest rates brought long-term municipal bond yields roughly in line with those of 30-year Treasury bonds by the end of October, suggesting tax-free securities are undervalued relative to Treasuries. Putnam New York Investment Grade Municipal Trust appreciated 5.04% at net asset value and 10.46% at market price on a total return basis for the period. For complete performance information, please see pages 6 and 7.

I'm pleased to announce the appointment of Richard P. Wyke as the fund's new manager. Rick has been with Putnam since 1987 and is also responsible for the management of a number of other closed-end municipal bond funds and institutional portfolios. He has 16 years of investment experience. Jerome Jacobs, who had served as interim manager, continues to monitor the fund in his role as chief investment officer of the Tax Exempt group.

* MUNICIPAL BONDS OFFER EXCEPTIONAL VALUE

Throughout the dramatic market shifts of 1998, the municipal market continued to stand its ground. A steady string of international events sparked the stock market volatility and bond market rallies. As foreign investors and hedge fund shareholders panicked about plummeting stock markets worldwide, they began a flight to quality -- selling hedge fund and emerging-market positions in favor of the safety of U.S. Treasury bonds. This buying spree drove up the prices of Treasuries and consequently, because yields and prices move in an inverse relationship, pulled down their yields. Since foreign investors do not benefit from the tax advantages of municipal bonds, prices in this market did not rise as much as those of Treasuries. As a result, with municipal bond yields about equal to Treasury yields, municipals have become an exceptional investment choice for U.S. investors.

Putnam Management expects the pace of the supply of tax-free securities to decline -- a positive factor for municipal bond prices. Normally when interest rates fall, refundings boost the bond supply. But because rates have been low for some time, most issuers have already completed their refundings and Rick expects that the supply of new issues will slow. Perpetuating the slowdown in supply is the relationship of Treasury yields to municipal yields. Since Treasury yields fell so dramatically relative to municipal yields, the Treasury escrows used in prerefundings are not adequate to pay off the municipal issues.

* CREDIT FUNDAMENTALS AND STRONG ECONOMY BUOY SECTORS

Strong economic growth, which propelled the U.S. stock market to record highs during the period, is contributing to rising city and state tax revenues. This, in turn, is improving investors' perception of New York's creditworthiness -- prompting a series of credit upgrades by the major rating agencies. Since the credit risk of the state's university system closely tracks that of the state, this trend has had a positive effect on the education bonds held in your fund's portfolio. At 17.8% of net assets, colleges and university issues represented the largest sector at the fiscal year's midpoint.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Education          17.8%

Health care        14.7%

Transportation     12.6%

Housing            11.0%

Utilities           8.4%

Footnote reads:
*Based on net assets as of 10/31/98. Holdings will vary over time.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Baa -- 16.4%

A -- 26.1%

Aa -- 21.7%

Aaa -- 34.4%

VMIGI -- 1.4%

Footnote reads:
*As a percentage of market value as of 10/31/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


With so much good news factored into prices, New York City's bonds are currently trading at a premium. We expect the credit ratings to remain stable for the foreseeable future, but investors may begin to take profits at these price levels. Nevertheless, the bonds' above-market yields make them a valuable component of your fund's income strategy.

The vigor of the economy, along with low petroleum prices, also contributed to the strong performance of the transportation sector. Airlines are posting record profits and are in the best fiscal shape of the decade. Current airline-related bonds include those backed by carriers, such as American Airlines, that enjoy broad market diversification.

Today's lower interest rates offer an important benefit for your fund. The potential for declining income may, in part, be offset by the declining cost of leveraging, a strategy that historically has been useful in enhancing the fund's income level. The fund issues and sells preferred shares to institutional short-term investors at low rates and reinvests the proceeds in longer-term, higher-paying bonds. The effect is a more positive cash flow. On October 31, 1998, 19.79% of the fund's net assets were leveraged.

* CAUTIONARY OUTLOOK

The bond markets are beginning to move away from their obsession with international markets. The Federal Reserve Board cut interest rates twice in three weeks (and yet a third time in mid-November after the close of this reporting period), which helped the U.S. bond markets pay more attention to economic fundamentals and thus become more balanced. The intermediate maturity range of the yield curve (8 to 15 years), which is where many of the fund's holdings are positioned, has outperformed other maturities, and this trend is likely to continue over the near term. However, with yields on short-term securities falling in response to the Fed's easing, the yield curve has steepened. There will come a time when a shift to longer maturities will offer better performance. When this opportunity presents itself, your management team will take the necessary steps to capture the higher yields.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 16, 1998

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/98, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Investment Grade Municipal Trust is designed for investors seeking high current income free from federal, state, and New York City income tax, consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 10/31/98

                                             Lehman Bros.   Consumer
                                    Market   Municipal       Price
(common shares)               NAV    price   Bond Index      Index
-----------------------------------------------------------------------
6 months                     5.04%   10.46%    5.11%         0.80%
-----------------------------------------------------------------------
1 year                       7.60    13.64     8.02          1.36
-----------------------------------------------------------------------
5 years                     30.85    33.69    36.12         12.42
Annual average               5.52     5.98     6.36          2.37
-----------------------------------------------------------------------
Life of fund (11/27/92)     49.44    43.06    52.56         15.35
Annual average               7.02     6.24     7.40          2.44
-----------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/98
(most recent calendar quarter)

                                              Market
(common shares)               NAV             price
-----------------------------------------------------------------------
6 months                     4.59%            3.82%
-----------------------------------------------------------------------
1 year                       8.45            11.16
-----------------------------------------------------------------------
5 years                     31.99            32.59
Annual average               5.71             5.80
-----------------------------------------------------------------------
Life of fund                49.78            41.17
Annual average               7.16             6.08
-----------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.


PRICE AND DISTRIBUTION INFORMATION
6 months ended 10/31/98

------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                       6
------------------------------------------------------------------------------
Income                                     $0.405
------------------------------------------------------------------------------
Capital gains1                               --
------------------------------------------------------------------------------
 Total                                     $0.405
------------------------------------------------------------------------------
Preferred shares Series A (200 shares)
------------------------------------------------------------------------------
Income                                    $898.15
------------------------------------------------------------------------------
Capital gains                                --
------------------------------------------------------------------------------
 Total                                    $898.15
------------------------------------------------------------------------------
Share value (common shares)           NAV          Market price
------------------------------------------------------------------------------
4/30/98                             $13.96           $13.625
------------------------------------------------------------------------------
10/31/98                             14.25            14.625
------------------------------------------------------------------------------
Current return (common shares)
------------------------------------------------------------------------------
Current dividend rate2                5.68%             5.54%
------------------------------------------------------------------------------
Taxable equivalent3                  10.53             10.27
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 46.08% combined federal, state, and city tax rate.
  Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions, taxes or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. The index assumes reinvestment of all distributions and interest payments. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Portfolio of investments owned
October 31, 1998 (Unaudited)

Key to Abbreviations
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FHA Insd.       -- Federal Housing Administration Insured
FSA             -- Financial Security Assurance
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
LOC             -- Letter of Credit
VRDN            -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (98.7%) (a)
PRINCIPAL AMOUNT                                                                               RATINGS (RAT)         VALUE
New York  (89.7%)
--------------------------------------------------------------------------------------------------------------------------
          $ 885,000  Ithaca, Hsg. Corp. Mtge. Rev. Bonds
                       (Eddygate Park Apts.), 9s, 6/1/06                                        BBB+/P       $     920,692
          1,000,000  Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                       Ser. A, 5 1/4s, 12/1/26                                                  A-               1,007,500
            500,000  Metropolitan Trans. Auth. Svcs. Contract Rev.
                       Bonds (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                              Baa1               557,500
          1,000,000  Niagara Falls, School Dist. COP, 5 7/8s, 6/15/19                           BBB-             1,063,750
                     NY City, G.O. Bonds
          1,385,000    Ser. A, 8s, 8/15/19                                                      AAA              1,563,319
              5,000    Ser. B, 6 3/4s, 10/1/17                                                  A-                   5,563
            230,000    Prerefunded,  Ser. B, 6 3/4s, 10/1/17                                    A-                 258,175
            525,000    Ser. I, 6 1/4s, 4/15/17                                                  A-                 583,406
            100,000    Ser. D, 6s, 2/15/25                                                      A-                 107,000
             15,000    Prerefunded, Ser. D, 6s, 2/15/25                                         A-                  16,763
          1,000,000    Ser. F, 5 7/8s, 8/1/24                                                   A-               1,071,250
          1,155,000    Ser. F, 5 3/4s, 2/1/19                                                   A-               1,224,300
          2,000,000  NY City, G.O. Bonds, IFB, AMBAC, 8.13s, 9/1/11 (SEG)                       AAA              2,327,500
          1,000,000  NY City, Indl. Dev. Agcy. Rev. Bonds
                       (Terminal One Group), 6s, 1/1/15                                         A-               1,061,250
                     NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                       (American Airlines, Inc.)
          1,400,000    8s, 7/1/20                                                               Baa2             1,435,168
          1,525,000    6.9s, 8/1/24                                                             Baa2             1,696,563
          1,500,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                       Ser. A, 4 3/4s, 6/15/31                                                  Aaa              1,428,750
          1,300,000  NY State Dorm. Auth. IFB (Cornell U.), 10.903s,
                       7/1/30 (acquired 1/6/93 cost $1,533,675) (RES)                           AA               1,501,500
                     NY State Dorm. Auth. Rev. Bonds
          1,500,000    (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13                            A3               1,968,750
          2,000,000    (Cornell U.), Ser. A, 7 3/8s, 7/1/20                                     Aa2              2,157,500
          2,000,000    (Mental Hlth. Svcs. Fac.), Ser. A, 5 3/4s, 2/15/27                       A3               2,157,500
          1,190,000    (City U. Syst. Construction), Ser. 1, 5 1/4s,
                       7/1/17                                                                   Baa1             1,218,263
          2,000,000  NY State Energy Res. & Dev. Auth. Elec. Fac. Rev.
                       Bonds (Cons. Edison Co. of NY, Inc.), Ser. A,
                       7 1/2s, 1/1/26                                                           A1               2,090,000
          1,000,000  NY State Energy Res. & Dev. Auth. Poll. Control
                       Rev. Bonds (Niagara Mohawk Pwr. Corp.),
                       Ser. A, FGIC, 7.2s, 7/1/29                                               Aaa              1,163,750
          1,600,000  NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                       (State Wtr. Revolving Fund), Ser. A, 7 1/2s,
                       6/15/12                                                                  Aa2              1,724,000
            200,000  NY State Hsg. Fin. Agcy. VRDN
                       (Normadie Court I), 2.5s, 5/15/15
                       (Landesbank Hessien (LOC))                                               VMIG1              200,000
            500,000  NY State Local Govt. Assistance Corp. VRDN
                       Ser. B, 2.7s, 4/1/25                                                     VMIG1              500,000
                     NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
            110,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. B,
                       FHA Insd., 8s, 2/15/28                                                   AAA                112,613
            360,000    (Mental Hlth.), Ser. D, 7.4s, 2/15/18                                    A3                 400,950
            940,000    (Mental Hlth.), Prerefunded, Ser. D, 7.4s,
                       2/15/18                                                                  A-               1,063,375
          1,720,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                       6.65s, 8/15/32                                                           Aa2              1,874,800
             80,000    (Hosp. & Nursing Home Insd. Mtge.),
                       Prerefunded, Ser. C, 6.65s, 8/15/32                                      Aa2                 89,500
          1,800,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. D,
                       FHA Insd., 6.6s, 2/15/31                                                 AAA              1,959,750
          1,800,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                       FHA Insd, 6 3/8s, 8/15/29                                                AAA              1,939,500
          1,800,000  NY State Mtge. Agcy. Rev. Bonds
                       (Homeownership Dev. Program), Ser. BB-2,
                       FHA Insd., 7.95s, 10/1/15                                                Aa2              1,845,378
          2,075,000  NY State Urban Dev. Corp. Rev. Bonds, 7 1/2s,
                       4/1/20                                                                   Aaa              2,300,656
          1,000,000  Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                       (Bristol-Myers Squibb Co.), 5 3/4s, 3/1/24                               AAA              1,110,000
          1,400,000  Port Auth. NY & NJ Cons. Rev. IFB, 8.9755s,
                       8/1/26 (acquired 7/19/93 cost $1,687,700) (RES)                          AA+              1,613,500
                                                                                                            --------------
                                                                                                                45,319,734

Puerto Rico  (9.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  PR Elec. Pwr. Auth. IFB, FSA, 8.179s, 7/1/23                               AAA              1,764,375
          1,081,676  PR Hsg. Fin. Corp. Rev. Bonds
                       (Bayamon Hsg. Dev.), FHA Insd., 7 1/2s, 7/1/21                           BBB+/P           1,272,321
          1,365,000  PR Pub. Bldg. Auth. Gtd. Ed. & Hlth. Fac. Rev.
                       Bonds, Ser. L, 6 7/8s, 7/1/21                                            AAA              1,532,210
                                                                                                            --------------
                                                                                                                 4,568,906
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments  (cost $47,690,839) (b)                                              $   49,888,640
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $50,566,301.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      October 31, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $47,690,839, resulting in gross unrealized appreciation and depreciation of $2,508,960 and $311,159, respectively, or net unrealized appreciation of $2,197,801.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 1998 was $3,115,000 or 6.2% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1998.

      The rates shown on IFBs, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 1998.

      The fund had the following industry group concentrations greater than 10% at October 31, 1998 (as a percentage of net assets):

            Education           17.8%
            Health care         14.7
            Transportation      12.6
            Housing             11.0

      The fund had the following insurance concentration greater than 10% at October 31, 1998 (as a percentage of net assets):

            FHA Insd.           14.1%

-------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 1998 (Unaudited)

                           Total     Aggregate Face     Expiration  Unrealized
                        Market Value      Value            Date    Depreciation
-------------------------------------------------------------------------------
Municipal Bonds
Index (long)             $2,007,500    $2,010,604         Dec-98      $(3,104)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1998 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $47,690,839) (Note 1)                                              $49,888,640
-----------------------------------------------------------------------------------------------
Cash                                                                                    184,316
-----------------------------------------------------------------------------------------------
Interest receivable                                                                     745,976
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        1,494,793
-----------------------------------------------------------------------------------------------
Total assets                                                                         52,313,725

Liabilities
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                             12,000
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   192,155
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      1,428,909
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                             91,037
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                4,315
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             7,942
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   11,066
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     1,747,424
-----------------------------------------------------------------------------------------------
Net assets                                                                          $50,566,301

Represented by
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares (200 shares issued and
outstanding at $50,000 per share) (Note 4)                                          $10,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares  (unlimited shares authorized) (Note 1)             39,510,376
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            182,926
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (1,321,698)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            2,194,697
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                          $50,566,301

Net assets available to:
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                $10,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                            7,521
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred
shares -- liquidation preference                                                    $10,007,521
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                               $40,558,780
-----------------------------------------------------------------------------------------------
Net asset value per common share
($40,558,780 divided by 2,847,092 shares)                                                $14.25
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended October 31, 1998 (Unaudited)
Tax exempt interest income:                                                          $1,618,998
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        181,941
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           28,040
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         4,254
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          2,395
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                   6,331
-----------------------------------------------------------------------------------------------
Auditing                                                                                 13,320
-----------------------------------------------------------------------------------------------
Legal                                                                                     5,229
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                   10,532
-----------------------------------------------------------------------------------------------
Other                                                                                       281
-----------------------------------------------------------------------------------------------
Total expenses                                                                          252,323
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                               (7,598)
-----------------------------------------------------------------------------------------------
Net expenses                                                                            244,725
-----------------------------------------------------------------------------------------------
Net investment income                                                                 1,374,273
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                        (39,248)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                          93,104
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period                705,047
-----------------------------------------------------------------------------------------------
Net gain on investments                                                                 758,903
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $2,133,176
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                Six months ended      Year ended
                                                                                     October 31        April 30
                                                                                          1998*            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                               $ 1,374,273     $ 2,701,063
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                  53,856         (28,632)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              705,047       1,316,409
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  2,133,176       3,988,840

Distributions to remarketed preferred shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                             (179,630)       (350,520)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares
of $7,521 and $19,562, respectively)                                                  1,953,546       3,638,320
---------------------------------------------------------------------------------------------------------------

Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (1,153,451)     (2,305,843)
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            800,095       1,332,477

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  49,766,206      48,433,729
---------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $182,926 and $141,734, respectively)                                      $50,566,301     $49,766,206
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period                              2,847,092       2,847,092
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and
end of period                                                                               200             200
---------------------------------------------------------------------------------------------------------------
* Unaudited

  The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                    ended
Per-share                        October 31
operating performance            (Unaudited)                                   Year ended April 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)            $13.96           $13.49           $13.54           $13.50           $13.86           $14.57
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .48              .95              .95              .98             1.06             1.05
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .28              .45             (.07)             .07             (.26)            (.53)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations     .76             1.40              .88             1.05              .80              .52
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income:
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders           (.06)            (.12)            (.12)            (.13)            (.13)            (.13)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders              (.41)            (.81)            (.81)            (.88)            (.94)            (.93)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments:
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders             --               --               --               --             (.01)            (.02)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                --               --               --               --             (.08)            (.15)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.47)            (.93)            (.93)           (1.01)           (1.16)           (1.23)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                   $14.25           $13.96           $13.49           $13.54           $13.50           $13.86
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                  $14.625          $13.625          $12.875          $13.000          $13.625          $13.500
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return at market
value (common shares) (%)(a)       10.46*           12.12             5.34             1.78             9.09            (3.25)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)      $50,566          $49,766          $48,434          $48,583          $48,443          $49,480
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)         .63*            1.31             1.44             1.34             1.35             1.23
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)        2.99*            5.90             6.10             6.19             6.87             6.23
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)        16.77*           18.22            49.71            84.87             8.55            15.18
------------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total investment return assumes dividend reinvestment.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for distributions to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Notes to financial statements
October 31, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam New York Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high a current income exempt from federal income tax and New York State and City personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, Inc., ("Putnam Management') the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1998, the fund had a capital loss carryover of approximately $1,276,826 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

  Loss Carryover              Expiration
-----------------         -----------------
    $785,019                April 30, 2004
     491,807                April 30, 2005

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1998 was 3.05%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of weekly average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 1998, fund expenses were reduced by $7,598 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $400 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended October 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $8,146,728 and $8,572,438, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1998, no such restrictions have been placed on the fund.


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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our website (www.putnaminv.com) any time for up-to-date information about the fund's NAV.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
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